SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                       CNL American Properties Fund, Inc.
                (Name of Registrant as Specified in Its Charter)


  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (set forth the amount on which the fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                       CNL AMERICAN PROPERTIES FUND, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

                                 April 28, 2003

Dear Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of CNL American Properties Fund, Inc. (the "Company") on June 26, 2003, at 3:00 p.m. at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally.

         Enclosed for your review are the 2002 Annual Report, the Notice of Annual Meeting of Stockholders, the proxy statement and the proxy card. The proxy statement gives a detailed account of the business to be conducted at the meeting. An update will also be given at the meeting on the current status of the Company.

         Regardless of the number of shares you own in the Company, it is very important that your shares be represented. Our goal is to minimize operational expenses so we ask that you please return your proxy card promptly because re-soliciting stockholders adds unnecessary costs to the Company. You may vote over the Internet, by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone, or by written proxy will ensure your representation at the annual meeting if you choose not to attend in person.

         As we prepare for the exciting year ahead, the Board of Directors unanimously recommends that you vote in favor of the proposed items. Your vote counts. Thank you for your attention to this matter.

Sincerely,


/s/ James M. Seneff, Jr.                            /s/ Robert A. Bourne

James M. Seneff, Jr.                                Robert A. Bourne
Chairman of the Board                               Vice Chairman of the Board


                       CNL AMERICAN PROPERTIES FUND, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

        Notice of 2003 Annual Meeting of Stockholders and Proxy Statement
                     Annual Meeting to be Held June 26, 2003

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CNL American Properties Fund, Inc. (the "Company") will be held at 3:00 p.m. local time, on June 26, 2003, at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida, for the following purposes:

1.       To elect five directors;

2. To approve an amendment to the Company's Articles of Incorporation to change the Company's name to CNL Restaurant Properties, Inc.;

3. To approve an amendment to the Company's Articles of Incorporation to provide for the indemnification of the Company's officers, directors, employees and agents to the extent permitted by Maryland law;

4. To approve an amendment to the Company's Articles of Incorporation to expand the class of investors for whom the Company can waive common and preferred stockholder ownership limitations; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 1, 2003, will be entitled to notice of, and to vote at, the annual meeting or at any adjournment thereof.

         Stockholders are cordially invited to attend the meeting in person. All stockholders, whether or not they plan to attend the meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also grant your proxy by telephone or Internet by following the instructions on the proxy card. It is important that your shares be voted. By voting your proxy promptly, you can help the Company avoid additional expenses to ensure a quorum is met so the meeting can be held. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                                By Order of the Board of Directors,

                                /s/ Steven D. Shackelford

                                Steven D. Shackelford
                                Secretary

April 28, 2003
Orlando, Florida

                                TABLE OF CONTENTS


PROXY STATEMENT............................................................   2

PROPOSAL I:

    Election of Directors..................................................   4

PROPOSAL II:

    Proposed Name Change...................................................  15

PROPOSAL III:

    Proposal to Clarify Indemnification Obligations in the Company's Second
    Amended and Restated Articles of Incorporation.........................  16

PROPOSAL IV:

    Proposal to Expand the class of Investors for whom the Company can
    Waive Common and Preferred  Stockholder Ownership Limitations in
    the Company's Second Amended and Restated Articles of
    Incorporation..........................................................  17


AUDIT COMMITTEE REPORT.....................................................  19

SECURITY OWNERSHIP.........................................................  20

CERTAIN TRANSACTIONS.......................................................  22

INDEPENDENT AUDITORS.......................................................  24

OTHER MATTERS..............................................................  24

PROPOSALS FOR NEXT ANNUAL MEETING..........................................  25

ANNUAL REPORT..............................................................  25






                       CNL AMERICAN PROPERTIES FUND, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801



                                 PROXY STATEMENT


General Information

         This proxy statement is furnished by the Board of Directors of CNL American Properties Fund, Inc. (the "Company"), a Maryland corporation, in connection with the solicitation by management of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 26, 2003, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on April 1, 2003, the record date, will be entitled to vote at the annual meeting.

         As of the record date, April 1, 2003, 45,248,670 shares of the Company's common stock, which are referred to as the Company Shares, were outstanding. Each Company Share entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company beneficially owned in the aggregate approximately 15.0 percent of the outstanding Company Shares. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about April 28, 2003.


Proxies and Voting Procedures

         Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified on a proxy that is received, the proxy will be voted "FOR" each proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company that the proxy is revoked, (2) by delivery, at the annual meeting or otherwise, of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

         Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

Our Voting Recommendations

         Our Board of Directors recommends that you vote:

         o  "FOR" each of our nominees to the Board of Directors;
         o "FOR" the proposal to change our name to CNL Restaurant Properties, Inc.; and
         o "FOR" the proposal to clarify our indemnification obligations set forth in our Second Amended and Restated Articles of Incorporation.

Solicitation Expenses

         Solicitation of proxies will be primarily by mail. However, directors, officers and other employees of the Company also may solicit proxies, for no additional compensation, by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged N. S. Taylor & Associates, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee estimated to be approximately $7,500 plus reimbursement of reasonable out-of-pocket costs and expenses. The Company has agreed to indemnify N. S. Taylor & Associates, Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the annual meeting.


                                   PROPOSAL I

                              ELECTION OF DIRECTORS

Nominees

         The persons named below have been nominated by the Board for election as directors to serve until the next Annual Meeting of Stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since May 1994. Messrs. Hostetter, Huseman and Kruse have been directors since March 1995. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years and directorships in other public corporations.

         The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

Name and Age                        Background

Robert A. Bourne, 56                Mr. Bourne has served as a Director and Vice
                                    Chairman of the Board of the  Company  since
                                    May 1994.  Mr. Bourne served as President of
                                    the Company from 1994 through February 1999.
                                    He also served as  Treasurer  from  February
                                    1999  through  August 1999 and from May 1994
                                    through  December  1994.  He also  served in
                                    various  executive  positions  with CNL Fund
                                    Advisors, Inc., the Company's Advisor, prior
                                    to  its  merger  with  a  subsidiary  of the
                                    Company,  including as  President  from 1994
                                    through  September 1997 and as Director from
                                    1994 through  August 1999. Mr. Bourne serves
                                    as President  and Treasurer of CNL Financial
                                    Group,  Inc.  (formerly  CNL  Group,  Inc.),
                                    Treasurer  of  CNL  Hospitality  Properties,
                                    Inc.,   a  public,   unlisted   real  estate
                                    investment trust, and as Director, President
                                    and Treasurer of CNL Hospitality  Corp., its
                                    advisor.  In addition,  Mr. Bourne serves as
                                    Director  and  Treasurer  of CNL  Retirement
                                    Properties,  Inc., a public,  unlisted  real
                                    estate  investment  trust, and as a Director
                                    and Treasurer of its advisor, CNL Retirement
                                    Corp.  Mr.  Bourne also serves as a Director
                                    of CNL Bank, an independent, state-chartered
                                    commercial bank. He has served as a Director
                                    since 1992, Vice Chairman of the Board since
                                    February 1996,  Secretary and Treasurer from
                                    February  1996 through  1997,  and President
                                    from  July  1992  through  February  1996 of
                                    Commercial Net Lease Realty,  Inc., a public
                                    real estate  investment  trust listed on the
                                    New York Stock  Exchange.  Mr.  Bourne  also
                                    serves as Director,  President and Treasurer
                                    for  various  affiliates  of  CNL  Financial
                                    Group, Inc. including CNL Investment Company
                                    and CNL Securities  Corp., both of which are
                                    engaged  in  the  business  of  real  estate
                                    finance,  and  CNL  Institutional  Advisors,
                                    Inc.,  a registered  investment  advisor for
                                    pension plans.  Mr. Bourne has  participated
                                    as a general  partner or co-venturer in over
                                    100 real  estate  ventures  involved  in the
                                    financing,  acquisition,  construction,  and
                                    leasing of  restaurants,  office  buildings,
                                    apartment complexes,  hotels, and other real
                                    estate.  Mr.  Bourne  began his  career as a
                                    certified  public  accountant   employed  by
                                    Coopers   &   Lybrand,    Certified   Public
                                    Accountants, from 1971 through 1978, where he attained the position of Tax Manager in 1975. Mr. Bourne graduated from Florida
                                    State University in 1970 where he received a Bachelor of Arts degree in Accounting, with honors.

G. Richard Hostetter, Esq., 63      Mr.  Hostetter has served as an  Independent
                                    Director of the Company since March 1995. He
                                    also served as a Director of CNL Hospitality
                                    Properties,   Inc.   from  July  1997  until
                                    February 1999.  Since September 1999, he has
                                    served  as  a  Director  and  a  Manager  of
                                    Century Capital Markets, LLC, a sponsor of a
                                    commercial paper conduit.  From 1989 through
                                    1998, Mr.  Hostetter served as President and
                                    General   Counsel   of   Mills,   Ragland  &
                                    Hostetter,   Inc.,  the  corporate   general
                                    partner  of MRH,  L.P.,  a  holding  company
                                    involved in corporate acquisitions, in which
                                    he also was a general and  limited  partner.
                                    Since   January   1999,  he  has  served  as
                                    President  of MRH,  Inc.,  the  successor to
                                    Mills,   Ragland  &   Hostetter,   Inc.  Mr.
                                    Hostetter was  associated  with the law firm
                                    of  Miller   and   Martin  of   Chattanooga,
                                    Tennessee  from 1966 through 1989,  the last
                                    ten  years of such  association  as a senior
                                    partner.  As a lawyer,  he  served  for more
                                    than  20  years  as  counsel   for   various
                                    corporate  real  estate  groups,   fast-food
                                    companies and public companies, resulting in
                                    his extensive  participation in transactions
                                    involving    the    sale,     lease,     and
                                    sale/leaseback    of    approximately    250
                                    restaurant  units. Mr.  Hostetter  graduated
                                    from the University of Georgia.  He received
                                    his  Juris  Doctor  from  Emory   University
                                    School of Law in 1966. He has been licensed to practice law in Tennessee and Georgia.

Richard C. Huseman, 64              Dr.  Huseman  has  served as an  Independent
                                    Director of the Company since March 1995. He
                                    is a  professor  in the  College of Business
                                    Administration  of the University of Central
                                    Florida,  for  which he also  served  as the
                                    Dean   of   the    College    of    Business
                                    Administration   from  1990  to  1995.   Dr.
                                    Huseman   served  as  a   Director   of  CNL
                                    Hospitality Properties,  Inc. from July 1997
                                    to  February  1999,  and  has  served  as  a
                                    consultant   in  the   area  of   managerial
                                    strategies   to  a  number  of  Fortune  500
                                    corporations,  including IBM,  AT&T,  Mobil,
                                    Exxon-Mobil, and 3M, as well as to several branches of the U.S. government, including the U.S. Department of Health and Human
                                    Services, the U.S. Department of Justice and the Internal Revenue Service. Dr. Huseman received a Bachelor of Arts degree from Greenville College in 1961, and a Master of Arts degree and a PhD from the University of Illinois in 1963 and 1965, respectively.

J. Joseph Kruse, 70                 Mr.  Kruse  has  served  as  an  Independent
                                    Director of the Company since March 1995. He
                                    has  been  President  and  Chief   Executive
                                    Officer  of Kruse & Co.,  Inc.,  a  merchant
                                    banking  company  engaged  in  real  estate,
                                    since  1993.   Mr.   Kruse  also  serves  as
                                    Chairman of Topsider Building  Systems.  Mr.
                                    Kruse   served   as  a   Director   of   CNL
                                    Hospitality Properties,  Inc. from July 1997
                                    to February 1999. Formerly,  Mr. Kruse was a
                                    Senior Vice President with Textron, Inc. for
                                    twenty years, and then served as Senior Vice
                                    President at G. William Miller & Co., a firm
                                    founded by a former  Chairman of the Federal
                                    Reserve  Board  and  the  Secretary  of  the
                                    Treasury of the United States. Mr. Kruse did
                                    evaluations  of  commercial  real estate and
                                    retail  shopping mall projects and continues
                                    to serve as Senior  Advisor to the firm.  He
                                    also serves presently as a Senior Advisor to
                                    Process  Sensors  Corporation,   Blue  Water
                                    Venture   Capital,   and  to  Air  Ambulance
                                    Network.  Mr.  Kruse  received a Bachelor of
                                    Science   degree  in   Education   from  the
                                    University  of  Florida in 1957 and a Master
                                    of Science degree in  Administration in 1958
                                    from  Florida  State  University.   He  also
                                    graduated   from  the  Advanced   Management
                                    Program of the  Harvard  Graduate  School of
                                    Business   and  the  Aspen   Institute   for
                                    Humanistic Studies.

James M. Seneff, Jr., 56            Mr. Seneff has served as co-Chief  Executive
                                    Officer of the Company since  December 2000,
                                    and as a Director of the  Company  since May
                                    1994.  Mr.  Seneff has served as Chairman of
                                    the Board since 1994, and as Chief Executive
                                    Officer  of the  Company  from 1994  through
                                    August 1999.  Mr.  Seneff served as Chairman
                                    of the Board and Chief Executive  Officer of
                                    the Company's  Advisor until its merger with
                                    a  subsidiary  of the  Company in  September
                                    1999,  and in June  2000 was  re-elected  to
                                    those  positions of the Advisor.  Mr. Seneff
                                    is a principal  stockholder of CNL Holdings,
                                    Inc.,  the parent  company of CNL  Financial
                                    Group,  Inc.,  and has served as a Director,
                                    Chairman  of the Board  and Chief  Executive
                                    Officer of CNL Financial  Group,  Inc. since
                                    its formation in 1980. CNL Financial  Group,
                                    Inc. is the parent company,  either directly
                                    or indirectly through  subsidiaries,  of CNL
                                    Real  Estate  Services,  Inc.,  CNL  Capital
                                    Markets,  Inc.,  which  is  engaged  in  the
                                    business  of real  estate  finance,  and CNL
                                    Investment Company,  CNL Brokerage Services,
                                    Inc. and CNL  Securities  Corp.  Mr.  Seneff
                                    also serves as a  Director,  Chairman of the
                                    Board and  Chief  Executive  Officer  of CNL
                                    Hospitality Properties,  Inc., as well as in
                                    the same capacity for CNL Hospitality Corp.,
                                    its  advisor.  In  addition,  he serves as a
                                    Director,  Chairman  of the  Board and Chief
                                    Executive    Officer   of   CNL   Retirement
                                    Properties,  Inc.,  as well  as in the  same
                                    capacity  for its  advisor,  CNL  Retirement
                                    Corp. Since 1992, Mr. Seneff has also served
                                    as a  Director,  Chairman  of the  Board and
                                    Chief  Executive  Officer of Commercial  Net
                                    Lease  Realty,  Inc.  Mr.  Seneff  has  also
                                    served as a Director,  Chairman of the Board
                                    and   Chief   Executive   Officer   of   CNL
                                    Securities  Corp. since 1979, CNL Investment
                                    Company  since  1990  and CNL  Institutional
                                    Advisors,  Inc. since 1990.  Since 1971, Mr.
                                    Seneff has been  active in the  acquisition,
                                    development,  and  management of real estate
                                    projects   and,   directly   or  through  an
                                    affiliated  entity,  has served as a general
                                    partner  or  co-venturer  in over  100  real
                                    estate   ventures.   These   ventures   have
                                    involved   the    financing,    acquisition,
                                    construction  and  leasing  of  restaurants,
                                    office   buildings,   apartment   complexes,
                                    hotels and other  real  estate.  Mr.  Seneff
                                    currently  serves  as  the  Chairman  of the
                                    Board   of   CNL   Bank,   an   independent,
                                    state-chartered  commercial bank. Mr. Seneff
                                    previously   served  on  the  Florida  State
                                    Commission  on Ethics and is a former member
                                    and past  Chairman  of the State of  Florida
                                    Investment    Advisory    Council,     which
                                    recommends   to   the   Florida   Board   of
                                    Administration   investments   for   various
                                    Florida  employee   retirement   funds.  The
                                    Florida Board of  Administration,  Florida's
                                    principal   investment  advisory  and  money
                                    management agency, oversees the investment of more than $60 billion of retirement funds. Mr. Seneff received his degree in Business Administration from Florida State
                                    University in 1968.



         In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

The Board of Directors recommends a vote FOR all of the above named nominees for election as directors.


Compensation of Directors

         During the year ended December 31, 2002, Messrs. Hostetter, Huseman and Kruse, Independent Directors, earned $12,000 for serving on the Board of Directors. Messrs. Seneff and Bourne did not receive compensation for serving on the Board of Directors during the year ended December 31, 2002. Each Independent Director also received $1,000 per Board meeting, $1,000 per Audit Committee meeting, $750 per meeting for all other Committee meetings and $500 for each telephonic meeting in which the director participated. They also received $1,000 per Special Committee meeting and $500 for each telephonic Special Committee meeting in which the director participated. The Chairman of the Audit Committee received $1,500 per meeting and the Chairman of any other Committee received $1,000 per meeting.

         The Board of Directors met 39 times during the year ended December 31, 2002, and the average attendance by directors at Board meetings was 100 percent. Each current member attended 100 percent of the total meetings of the Board and of any committee on which he served.

Committees of the Board of Directors

         The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The current members of the Audit Committee are Messrs. Bourne, Hostetter, Huseman and Kruse. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. For the year ended December 31, 2002, each of Messrs. Hostetter and Kruse met the definition of "independent" under Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. During the year ended December 31, 2002, Mr. Bourne did not meet such definition of "independent," due primarily to his service as President of the Company through February 1999. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met six times during the year ended December 31, 2002.

         During 1998, the Board of Directors established a Special Committee of the Board of Directors to consider the implementation of strategic alternatives. The Special Committee consists of Messrs. Hostetter, Kruse and Huseman, each being an independent member of the Company's Board of Directors having no financial interest in the implementation of certain strategic alternatives designed to increase stockholder value. The Special Committee met two times during the year ended December 31, 2002.

         The Company has a standing Compensation Committee consisting of Messrs. Seneff, Kruse and Huseman. The Compensation Committee advises the Board of Directors on all matters pertaining to future compensation programs and policies and establishes guidelines for future employee incentive and benefits programs. The Compensation Committee met seven times during the year ended December 31, 2002.


         During 1999, the Board of Directors established a Nominating Committee. The Nominating Committee consists of Messrs. Seneff, Huseman and Hostetter. The Nominating Committee makes recommendations to the Board regarding the size of the Board and its makeup in terms of specific areas of expertise and diversity. The Nominating Committee also nominates candidates to fill any vacancies on the Board and will consider nominees recommended by stockholders. The Nominating Committee did not meet during the year ended December 31, 2002.

         During 2002, the Board of Directors established a Human Capital Committee. The Human Capital Committee consists of Messrs. Seneff, Kruse and Huseman. The Human Capital Committee monitors leadership effectiveness within the Company and identifies areas for leadership development. The Human Capital Committee met twice during the year ended December 31, 2002.

Executive Officers

         The executive officers of the Company are as follows:

         Name                             Position
CNL American Properties Fund, Inc.:
         James M. Seneff, Jr.             Chairman of the Board and co-Chief Executive Officer
         Curtis B. McWilliams             Co-Chief Executive Officer and President
         Steven D. Shackelford            Executive Vice President, Chief Administrative Officer, Chief Financial Officer, Secretary
                                          and Treasurer

CNL Franchise Network Corp. and CNL Restaurant Properties, Inc. are wholly owned subsidiaries of the Company. These companies have the following senior officers:

CNL Franchise Network Corp.:
         Curtis B. McWilliams             Chief Executive Officer and President
         Robert W. Chapin, Jr.            Executive Vice President and National Sales Manager
         Michael T. Shepardson            Executive Vice President
         David H. Wesley                  Senior Vice President and Chief Credit Officer

CNL Restaurant Properties, Inc.:
         Barry L. Goff                    President
         Michael I. Wood                  Executive Vice President and Chief Operating Officer

         Curtis B. McWilliams, age 47. Mr. McWilliams has served as President of the Company since May of 2001 and co-Chief Executive Officer of the Company since December 2000. He previously served as Chief Executive Officer of the Company from September 1999 to December 2000. Mr. McWilliams has also served as President and Chief Executive Officer of CNL Franchise Network Corp, a wholly owned subsidiary of the Company since August 2002. Prior to acquisition of the business organized as CNL Restaurant Properties, Inc., a wholly owned subsidiary of the Company, Mr. McWilliams served as President of the Company from February 1999 until September 1999. From April 1997 to February 1999, he served as Executive Vice President of the Company. Mr. McWilliams joined CNL Financial Group, Inc. in April 1997 and served as an Executive Vice President until September 1999. In addition, Mr. McWilliams served as President of the Company's Advisor and as President of CNL Financial Services, Inc., a corporation engaged in the business of real estate financing, from April 1997 until the acquisition of such entities by the Company in September 1999. From September 1983 through March 1997, Mr. McWilliams was employed by Merrill Lynch & Co. The majority of his career at Merrill Lynch & Co. was in the Investment Banking division where he served as a Managing Director. Mr. McWilliams received a B.S.E. in Chemical Engineering from Princeton University in 1977 and a Master of Business Administration degree with a concentration in finance from the University of Chicago in 1983.

         Steven D. Shackelford, age 39. Mr. Shackelford was promoted to Executive Vice President and Chief Administrative Officer in December 2002. Mr. Shackelford has also served as Chief Financial Officer since January 1997. He served as Senior Vice President of the Company from January 1997 until July 2000, when he was promoted to Executive Vice President. Mr. Shackelford also served as Secretary and Treasurer of the Company since September 1999. He also served as Chief Financial Officer of the Company's Advisor from September 1996 until its merger into a subsidiary of the Company in September 1999. From March 1995 to July 1996, Mr. Shackelford was a senior manager in the national office of Price Waterhouse where he was responsible for advising foreign clients seeking to raise capital by gaining access to capital markets located in the United States. From August 1992 to March 1995, he was a manager in the Paris, France office of Price Waterhouse, serving several multi-national clients. Mr. Shackelford was an audit staff and senior from 1986 to 1992 in the Orlando, Florida office of Price Waterhouse. Mr. Shackelford received a Bachelor of Arts degree in Accounting, with honors, and a Master of Business Administration degree from Florida State University and is a certified public accountant.

         Michael T. Shepardson, age 42. Mr. Shepardson has served as Executive Vice President of CNL Franchise Network Corp. since June 2000. He has served as President of CNL Advisory Services, Inc., a wholly owned subsidiary of the Company that advises restaurant operators on merger and acquisition opportunities, since September 1998. Prior to joining CNL, Mr. Shepardson was from June 1995 to September 1998 Managing Director, Corporate Finance for CMC, Ltd., a financial and marketing boutique in the promotional products and direct marketing sectors. In this capacity, he managed all aspects of the firm's national M&A and financial consulting engagements in these sectors. He also served in a number of capacities, most recently as Senior Vice President and Senior Lender for SunTrust Bank. Mr. Shepardson received both his Bachelor of Arts degree in Political Science and Master of Business Administration degree with a concentration in Finance from the University of Notre Dame. As part of his MBA curriculum, he studied at both the London Business School and the London School of Economics.

         David H. Wesley, age 50. Mr. Wesley has served as Senior Vice President and Chief Credit Officer of CNL Franchise Network Corp. since July 2002. He has more than 28 years of lending and risk management experience at major financial institutions, which included Washington Mutual, SunTrust Bank, First Union National Bank and American Bank and Trust Company. From 1998 to 2002, Mr. Wesley served as Senior Vice President and Deputy Chief Credit Office at Washington Mutual in Houston, Texas. In this position he was responsible for maintaining the overall quality of the Bank's loan portfolio, credit policy and credit oversight areas. Mr. Wesley has been an active member of The Risk Management Association, the leading association of lending, credit, and risk management professionals serving the financial services industry. He has also served as Florida Chapter President and Big Bend Group Chairman and is currently a board member of both the Florida Chapter and the Central Florida Chapter. Additionally, Mr. Wesley is a former Gulf Coast Chapter president and board member in Houston, Texas as well as a former Texas Chapter board member. In 2001, Mr. Wesley was recipient of the RMA VIP Award that recognized outstanding contributions made by individuals. David also currently serves as a member of the Chapter and Member Relations Council of the Risk Management Association at the international level. Mr. Wesley earned a Master in Business Administration degree from the University of Mississippi and a Bachelor of Business Administration degree from Mississippi State University.

         Robert W. Chapin, Jr., age 41. Mr. Chapin has served as Executive Vice President and National Sales Manager since September 2002. He previously served as Senior Vice President and Chief Development Officer of CNL Franchise Network Corp. from July 2000 to August 2002. Additionally, he served in the capacity of Senior Vice President of Operations for the Company from September 1999 to July 2000 and as Senior Vice President of Development for CNL Restaurant Services, Inc., which provided turnkey real estate development services on a fee for services basis exclusively to the restaurant industry. From July 1997 to June 1998, Mr. Chapin served as a full-time consultant with CNL Financial Group, Inc., working on a number of strategic project initiatives. From 1994 to June 1997, Mr. Chapin served as President of Leader Enterprises, a full-service sports marketing firm representing elite athletes on a national basis in golf, football, baseball and motorsports. From 1988 to 1993, Mr. Chapin was employed by VOA Associates, a Chicago-based design and development company. He served as the Managing Principal of the Florida office of VOA, which served clients throughout the southeastern United States, South America and Southeast Asia. Mr. Chapin received his Bachelor of Science degree from Appalachian State University in North Carolina.

         Barry L. Goff, age 41. Mr. Goff has served as President of CNL Restaurant Properties, Inc. since October 2000. Mr. Goff joined the Advisor in August 1998 as Chief Investment Officer and served in such position until September 1999. Following the merger of the Advisor into the Company, Mr. Goff assumed the role of Chief Investment Officer and Senior Vice President of the Company until April 2000. Since April 2000, Mr. Goff has served as an Executive Vice President of CNL Franchise Network Corp. Prior to joining the Advisor and from 1989 to July 1998, Mr. Goff was an attorney and a stockholder of Lowndes, Drosdick, Doster, Kantor & Reed, PA., a law firm in Orlando, Florida, where he specialized in U.S. and international taxation. Prior to joining Lowndes in 1989, Mr. Goff practiced law with Loeb & Loeb in Los Angeles. Mr. Goff received his Bachelor of Science degree in Business Administration from the University of Central Florida in 1983, his Juris Doctor degree from the University of Florida in 1986, and a Master of Laws in Taxation from New York University in 1988.

         Michael I. Wood, age 41. Mr. Wood has served as Executive Vice President and Chief Operating Officer of CNL Restaurant Properties, Inc., a wholly owned subsidiary of the Company, since July 2000. From September 1999 to July 2000, Mr. Wood served as Senior Vice President of Asset Management for the Company. Mr. Wood joined the Advisor in September 1997 and was appointed Senior Vice President of Asset Management in December 1997, serving in such position until September 1999. Prior to joining the Advisor, Mr. Wood spent more than 10 years with Xerox Corporation in a variety of positions in its real estate investment and corporate real estate divisions. His most recent position with Xerox was as manager of real estate acquisitions and dispositions where he was responsible for Xerox's major real estate projects. Mr. Wood has achieved the professional designation of Certified Commercial Investment Member. He received a Bachelor of Science degree in Computer Science and a Master of Business Administration degree from the University of North Carolina at Chapel Hill.

Executive Compensation

         The following table sets forth the compensation earned by the Company's co-Chief Executive Officers and the next most highly compensated officers.

                                                              Compensation
  Name and Principal Position               Year      Salary ($)      Bonus ($)
James M. Seneff, Jr.......................  2002       __              __
   Chairman of the Board and..              2001       __              __
   Co-Chief Executive Officer*              2000       __              __

Curtis B. McWilliams......................  2002      300,000          __
   Co-Chief Executive Officer and           2001      300,000          __
   President                                2000      300,000          __

Steven D. Shackelford.....................  2002      200,000        100,000
   Executive Vice President,Chief Financial 2001      200,000         50,000
   Officer, Secretary and Treasurer         2000      200,000        100,000

*Mr. Seneff assumed the co-Chief Executive Officer title on December 20, 2000. He does not draw a salary for services rendered.


Executive Employment Contracts

         In August 1999 the Company entered into an employment agreement with Mr. Curtis McWilliams, under which Mr. McWilliams serves as the Company's President and co-Chief Executive Officer. The initial term of the agreement commenced on September 1, 1999 for a period of three years, automatically renewable for one-year terms. The agreement provides that, upon termination by the Company without cause or upon the resignation of Mr. McWilliams for good reason, the Company will pay Mr. McWilliams a cash payment equal to two times his base salary in effect on the date of his termination, plus any accrued but unpaid base salary and vacation. In addition, the Company agreed to accelerate any stock that would otherwise vest in the twelve months following his termination. The agreement includes in its definition of "good reason", among other things, the Company's failure to assign the agreement to any successor to the business of the Company. Additionally, in the event the Company terminates his employment due to his death or disability, the Company agreed to provide Mr. McWilliams or his estate a lump sum equal to twelve months of his base salary. In November 1999 the Company entered into an addendum with Mr. McWilliams including within the definition of "good reason" an assignment of the agreement by a purchaser of the Company to another person or entity without Mr. McWilliams' consent. The addendum also provided, among other things, that upon his termination any compensation received by Mr. McWilliams under the agreement would not alter his entitlement to any deferred compensation otherwise due pursuant to the terms of a deferred compensation plan. In June 2000 the Company entered into an additional addendum with Mr. McWilliams providing that upon his termination due to a change in control Mr. McWilliams would receive a cash payment equal to his executive base salary as in effect on the date of his termination.

         In August 1999 the Company entered into an employment agreement with Mr. Steve Shackelford, under which Mr. Shackelford serves as the company's Senior Vice President/Chief Financial Officer. The initial term of the agreement commenced on September 1, 1999 for a period of three years, automatically renewable for one-year terms. The agreement provides that, upon termination by the Company without cause or upon the resignation of Mr. Shackelford for good reason, the Company will pay Mr. Shackelford a payment equal to two times his base salary in effect on the date of his termination, plus any accrued but unpaid base salary and vacation. In addition, the Company agreed to accelerate any stock that would otherwise vest in the twelve months following his termination. The agreement includes in its definition of "good reason", among other things, the Company's failure to assign the agreement to any successor to the business of the Company. Additionally, in the event that the Company terminated his employment due to his death or disability, the Company agreed to provide Mr. Shackelford or his estate a lump sum equal to twelve months of his base salary. In November 1999 the Company entered into an addendum including within the definition of "good reason" an assignment of the agreement by a purchaser of the Company to another person or entity without Mr. Shackelford's consent. In addition, the addendum increased Mr. Shackelford's base salary and provided, among other things, that upon his termination any compensation received by Mr. Shackelford under the agreement would not alter his entitlement to any deferred compensation otherwise due pursuant to the terms of a deferred compensation plan. In June 2000 the Company entered into an additional addendum with Mr. Shackelford providing that upon his termination due to a change in control Mr. Shackelford would receive a cash payment equal to his executive base salary as in effect on the date of his termination.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee is comprised of Messrs. Seneff, Huseman and Kruse. The Compensation Committee determines compensation for the Company's executive officers, reviews and approves management's recommendations for the annual salaries of all the Company officers and administers any stock incentive or other compensation plans adopted by the Company, including the 1999 Performance Incentive Plan (the "Plan"). The Company's primary business objective is to maximize stockholder value over the long term. The Compensation Committee believes that the Company's compensation package must be structured in a manner that will help the Company attract and retain qualified executives and will align compensation of such executives with the interests of stockholders. The compensation package currently consists of salary, bonus and long-term compensation in the form of stock options, stock appreciation rights or restricted stock issued pursuant to the Plan.

Salary and Bonus

         Salary and bonus are determined by the Compensation Committee using a subjective evaluation process. In making determinations of salary and bonus for particular officers, including the co-Chief Executive Officers, the Compensation Committee considers the general performance of the Company, the officer's position, level and scope of responsibility, the officer's anticipated performance and contributions to the Company's achievement of its long-term goals, and the salary and bonus for the officer recommended by management.

         As part of its overall compensation philosophy, the Committee has determined appropriate target levels for base salary, annual incentives, long-term compensation, and total compensation. In general, the Committee has determined that total compensation should be targeted at the 50th percentile of the market but individual pay determinations will be based on individual responsibilities and contributions. To the extent the Committee determines that individual compensation levels fall below the targeted levels, the Committee will adjust these compensation levels as appropriate.

Long-Term Incentive Compensation

         The Board of Directors and the stockholders approved the Plan as the principal means of providing long-term incentives. The Compensation Committee believes that the use of equity incentives aligns the interest of executive officers with those of stockholders and promotes long-term stockholder value better than does cash alone. The Plan provides for grants of stock options, stock appreciation rights and restricted stock to key employees, directors and officers of the Company. The Compensation Committee administers the Plan and determines the participants who receive awards, the terms of the awards, the schedule for exercisability or nonforfeitability, the time and conditions for expiration of the awards, and the form of payment upon exercise. The Compensation Committee may make determinations under the Plan that are not uniform as to the participants and that do not consider whether possible participants are similarly situated. The Committee has never granted any awards under the Plan.

                                                    Compensation Committee

                                                    James M. Seneff, Jr.
                                                    Richard C. Huseman
                                                    J. Joseph Kruse





Compensation Committee Interlocks and Insider Participation

         Currently, Messrs. Huseman and Kruse are not officers or employees of the Company. Mr. Seneff has served as co-Chief Executive Officer of the Company since December 2000 and Chairman of the Board of the Company since 1994, and as Chairman of the Board and Chief Executive Officer of the Company's Advisor, CNL Financial Advisors, Inc., a wholly owned subsidiary of the Company, since June 2000, but does not receive compensation for serving in such offices. In addition, Mr. Seneff served as Chief Executive Officer of the Company from 1994 through August 1999.


                                   PROPOSAL II

            PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME

         The Board of Directors of the Company has unanimously approved and directed that there be submitted to the Company's stockholders for their approval a proposal to amend Article I of the Company's Second Amended and Restated Articles of Incorporation, as amended, to change the name of the Company to "CNL Restaurant Properties, Inc." (the "Name Change Amendment").

         The text of the proposed amendment is set forth below:

                  RESOLVED, that Section 1.1 of Article I of the Company's Second Amended and Restated Articles of Incorporation be amended to read as follows:

         Section 1.1       Name.

                  The name of the corporation (the "Company") is:

                         CNL Restaurant Properties, Inc.

                  So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name, and the word "Company" wherever used in these Second Amended and Restated Articles of Incorporation of CNL Restaurant Properties, Inc. (these "Articles of Incorporation"), except where the context otherwise requires, shall refer to the Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors.

                  Under circumstances in which the Directors determine that the use of the name "CNL Restaurant Properties, Inc." is not practicable, they may use any other designation or name for the Company.

         The Name Change Amendment will not change any other aspect of ArticleI.

         After extensive discussions with the Company's branding specialists and supported by customer survey research, the Company has concluded that it is important to more closely link its name to the market it serves. As the oldest and largest independent real estate investment trust serving the restaurant industry, the Company believes that it is in its best interests to specifically identify its area of expertise and market position in its name - CNL Restaurant Properties, Inc.

         Approval of the Name Change Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote thereon. Proxies received will be voted for approval of the Name Change Amendment unless stockholders designate otherwise. The Company's officers and directors have advised the Company that they intend to vote their Company shares for the Name Change Amendment.

         The Name Change Amendment, if approved by stockholders, will become effective on the date such amendment is filed with the Maryland Department of Assessments and Taxation. It is anticipated that the appropriate filing to effect the Name Change Amendment will be made as soon after the annual meeting as practicable.

         The Board of Directors recommends that stockholders vote FOR this proposal to amend the Company's Second Amended and Restated Articles of Incorporation.



                                  PROPOSAL III

            PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
              TO CLARIFY THE COMPANY'S INDEMNIFICATION OBLIGATIONS

         The Board of Directors of the Company has unanimously approved and directed that there be submitted to the Company's stockholders for their approval a proposal to amend Article VII of the Company's Second Amended and Restated Articles of Incorporation to clarify the indemnification already provided to the Company's officers, directors, employees and agents (the "Indemnification Amendment").

         The text of the proposed amendment is set forth below:

                  RESOLVED, that Section 7.3 of Article VII of the Company's Second Amended and Restated Articles of Incorporation be amended to read as follows:

         Section 7.3 Indemnification. The Company shall indemnify and advance expenses to any Party (as such term is defined in Section 2-418 of the MGCL) to the fullest extent permitted by Maryland law in effect from time to time (but in the case of any amendment to the MGCL or other change in Maryland law, to the extent such amendment or change permits the Company to provide broader indemnification or advancement rights than Maryland law permitted prior to such amendment or change).

         In recent years there has been an increase in the amount of litigation seeking to impose liability on directors and officers of publicly-held corporations. The costs of defending or settling these actions, whether or not they are well founded, may be substantial. Even in proceedings in which a director, officer, employee or agent is not named as a defendant, an individual may incur substantial expenses or attorneys' fees if he or she is called as a witness or becomes involved in the proceeding in any other way. As a result, an individual may conclude that potential exposure to the costs and risks of proceedings in which he or she may become involved exceeds any benefit to him or her from serving as a director, officer, employee or agent of the Company. In an effort to obtain and retain qualified directors, officers, employees and agents, many public companies have included in their articles of incorporation indemnification provisions incorporating the fullest protection allowed by the laws of their state of formation. Although the Company has not experienced difficulty in attracting and retaining well qualified directors, officers, employees or agents in the past, the Board of Directors believes that the continued success of the Company in attracting and retaining qualified directors, officers, employees and agents is dependent, at least in part, on the Company's ability to be competitive with other corporations which have adopted arrangements providing directors, officers, employees and agents with the fullest protection available from personal financial risks.

         The Board of Directors believes that the Second Amended and Restated Articles of Incorporation already requires the Company to indemnify all persons whom it may indemnify under the Maryland General Corporation Law. The Board of Directors believes that the Indemnification Amendment will simplify the indemnification provisions contained in the Company's Second Amended and Restated Articles of Incorporation, allowing the Company to remain competitive in recruiting directors, officers, employees and agents.

         The Board of Directors acknowledges that current and future directors and officers could benefit from the approval of the Indemnification Amendment and, in this connection, the directors and officers may be considered to have a conflict of interest.

         Approval of the Indemnification Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote thereon. Proxies received will be voted for approval of the Indemnification Amendment unless stockholders designate otherwise. The Company's officers and directors have advised the Company that they intend to vote their Company shares for the Indemnification Amendment.

         The Board of Directors recommends that stockholders vote FOR this proposal to amend the Company's Second Amended and Restated Articles of Incorporation.



                                   PROPOSAL IV

            PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                    TO EXPAND THE CLASS OF INVESTORS FOR WHOM
                   THE COMPANY CAN WAIVE COMMON AND PREFERRED
                        STOCKHOLDER OWNERSHIP LIMITATIONS

         The Board of Directors of the Company has unanimously approved and directed that there be submitted to the Company's stockholders for their approval a proposal to amend Article V of the Company's Second Amended and Restated Articles of Incorporation to allow the Company to waive common and preferred stockholder ownership limitations for individuals as such term is defined under federal tax law (the "Individual Ownership Limitation Amendment").

         The text of the proposed amendment is set forth below:

                  RESOLVED, that Section 5.6(ix) of the Company's Second Amended and Restated Articles of Incorporation be amended to read as follows:

         (ix) Exception. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel or other evidence satisfactory to the Board of Directors, in its sole discretion, in each case to the effect that the restrictions contained in subparagraphs (d), (e) and (f) of
                  Section 5.6(ii) will not be violated, may waive or change, in whole or in part, the application of the Common or Preferred Share Ownership Limit with respect to any Person. In connection with any such waiver or change, the Board of Directors may require such representations and undertakings from such Person or Affiliates and may impose such other conditions as the Board deems necessary, advisable or prudent, in its sole discretion, to determine the effect, if any, of the proposed transaction or ownership of Equity Shares on the Company's status as a REIT.

         The Company's Second Amended and Restated Articles of Incorporation contains a number of restrictions on stock ownership designed to prevent the Company's status as a real estate investment trust under federal tax law from being jeopardized by its ownership structure. Among these restrictions is a ceiling on the amount of Company Shares certain persons may own. Section 5.6(ii) of the Articles prohibits (i) any person other than James M. Seneff, Jr., a director and co-Chief Executive Officer of the Company, from beneficially or constructively owning any Company Shares in excess of 8.0% of the outstanding Company Shares, (ii) any person from beneficially or constructively owning any shares of Company preferred stock in excess of 9.9% of the outstanding shares of that particular series of Company preferred shares and (iii) Mr. Seneff from beneficially or constructively owning any Company Shares in excess of 17.5% of the outstanding Company Shares. Section 5.6(ix) of the Second Amended and Restated Articles of Incorporation permits the Company's Board of Directors to waive the common and preferred stockholder ownership limitations with respect to a particular investor if the Board of Directors concludes that certain ownership and transfer restrictions would not be violated, but not if such investor is an individual as such term is defined under federal tax law.

         This restriction prohibiting the Company from waiving the common and preferred stockholder ownership limitations for an investor who is regarded as an individual under federal tax law is unnecessary. In certain situations the Board of Directors may conclude that it is appropriate to allow an investor deemed an individual under federal tax law to acquire shares in excess of the ownership limitations, and that such acquisition would not jeopardize the Company's status as a real estate investment trust under federal tax law. As
Section 5.6(ii) is currently drafted, however, the Board of Directors cannot do so even if the Board of Directors concluded that the acquisition (i) would not affect the Company's status as a real estate investment trust under federal tax law, (ii) would not violate certain other transfer and ownership restrictions and (iii) would be in the best interests of the Company.

         Moreover, the restriction limits the ability of the Company to raise capital. The Company may engage in negotiations from time to time with investors for sales of Company common or preferred shares that may exceed the common or preferred share ownership limit. If an investor was deemed to be an individual under federal tax law, however, the Company could not consummate the transaction unless the restriction is removed.

         The Board of Directors believes that the restriction is unnecessary under federal tax law and limits the ability of the Company to raise capital. The Board of Directors believes that the Individual Ownership Limitation Amendment will allow the Company to fully engage in capital raising activities.

         Approval of the Individual Ownership Limitation Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote thereon. Proxies received will be voted for approval of the Individual Ownership Limitation Amendment unless stockholders designate otherwise. The Company's officers and directors have advised the Company that they intend to vote their Company Shares for the Individual Ownership Limitation Amendment.

         The Board of Directors recommends that stockholders vote FOR this proposal to amend the Company's Second Amended and Restated Articles of Incorporation.

                             AUDIT COMMITTEE REPORT

         The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission"), nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference.

         Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2002, with the management of the Company.

         Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be disclosed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

         The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

         Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report of the Company on Form
10-K for the fiscal year ended December 31, 2002, for filing with the Commission.

                                                       Audit Committee

                                                       Robert A. Bourne
                                                       J. Joseph Kruse
                                                       G. Richard Hostetter


                               SECURITY OWNERSHIP

         The following table sets forth, as of April 1, 2003, the number and percentage of Company Shares beneficially owned by (i) each person or entity known by the Company to own beneficially 5% or more of the outstanding Company Shares, (ii) the named officers, (iii) the directors, and (iv) all executive officers and directors as a group. Unless otherwise noted below, the persons named in the table have the sole voting and sole investment power with respect to each of the shares beneficially owned by them. The address of the named officers and directors, unless otherwise noted, is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

                                                                       Number of                Percent of
                                                                   Company Shares                 Company
Name and Address of Beneficial Owner                              Beneficially Owned          Shares Outstanding
James M. Seneff, Jr...........................................          5,468,592(2)               12.1%

Robert A. Bourne..............................................            990,858(3)               2.2%

Curtis B. McWilliams..........................................            290,322                  (1)

Steven D. Shackelford.........................................             26,600                  (1)

G. Richard Hostetter..........................................              2,739                  (1)
SunTrust Bank of Chattanooga, N.A.
P.O. Box 1638
Mail Code M0321
Chattanooga, TN 37401

J. Joseph Kruse...............................................                 __                   __
494 Woonasquatucket Avenue, Unit 114
North Providence, RI  02911

Richard C. Huseman............................................                 __                   __
3504 Lake Lynda Drive, Suite 100A
Orlando, FL 32817

All executive officers and directors as
a group (7 persons)...........................................          6,779,111                  15.0%

(1) Less than 1%
(2) Includes 4,758,132 shares owned by CNL Financial Group, Inc., a wholly owned subsidiary of CNL Holdings, Inc., in which Mr. Seneff and his spouse own 100% of the outstanding stock. In addition, 26,819 shares are held by two trusts of which a fellow business associate serves as trustee. Mr. Seneff disclaims beneficial ownership of the shares held in the trusts. Finally, 2,750 shares are held by J&R Investments of Orlando, Ltd. Mr. Seneff owns 49.5% of J&R Investments, Inc., which is the General Partner of J&R Investments of Orlando, Ltd. Mr. Seneff disclaims beneficial ownership of these securities except to the extent of his pecuniary interest.
(3) Includes 19,842 shares held in trust of which Mr. Bourne's personal attorney and a fellow business associate serve as trustees. Mr. Bourne disclaims beneficial ownership of the shares held in the trusts. In addition, 2,750 shares are held by J&R Investments of Orlando, Ltd. Mr. Bourne owns 49.5% of J&R Investments, Inc., which is the General Partner of J&R Investments of Orlando, Ltd. Mr. Bourne disclaims beneficial ownership of these securities except to the extent of his pecuniary interest.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

         Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for the last fiscal year, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2002.


                              CERTAIN TRANSACTIONS

         CNL Securities Corp., an affiliate of the Company's Chairman, is entitled to receive, in connection with each common stock offering, a soliciting dealer servicing fee payable annually by the Company beginning on December 31 of the year following the year in which each offering terminated in the amount of
0.20 percent of the stockholders' investment in the Company in connection with such offering. CNL Securities Corp. in turn may reallow all or a portion of such fee to broker-dealers whose clients purchased shares in such offering and held shares on such date. During 2002, the Company incurred $1.5 million of such fees, all of which were reallowed. The soliciting dealer servicing fee will terminate as of the beginning of any year in which the Company is liquidated or the shares become listed on a national securities exchange or over-the-counter market.

         CNL Financial Group, Inc. and CNL Shared Services, Inc., affiliates of the Company's Chairman, provide certain administrative services (including services for tax and regulatory compliance, stockholder distributions and reporting, investor relations, human resources, pay services, purchasing and information technology) to the Company on a day-to-day basis. The costs incurred related to these functions were $4.0 million for the year ended December 31, 2002.

         As of December 31, 2001, the Company has finalized a lease agreement for its office space (the "Lease") with an affiliate of the Company's Chairman. The Lease provides for rent increases annually, expiring in October 2014. The Company incurred rental and other expenses relating to this lease of $1.5 million during the year ended December 31, 2002.

         In May 2002, the Company purchased a combined five percent partnership interest in CNL Plaza, Ltd. and CNL Plaza Venture, Ltd. (the "Plaza") for $0.2 million. Affiliates of the Company's Chairman own the remaining partnership interests. The Company received distributions of $0.1 million during the year ended December 31, 2002. Since November 1999, the Company has leased its office space from the Plaza and the lease expires in October 2014. In addition, the Company has guaranteed 8.33 percent or $1.3 million of a $15.5 million unsecured promissory note of the Plaza.

         Mortgage loans held for sale includes an $11.1 million receivable as of December 31, 2002 from CNL Restaurant Investors Properties, LLC ("CRIP"), a related party under common control. CRIP acquires or constructs assets for lease under operating and capital lease agreements to qualified tenants. The Company's receivable from CRIP is recorded at cost and is collateralized by CRIP's assets under lease. Interest is payable at rates ranging from 9.1 percent to 10.0 percent. Amounts are repayable to the Company in accordance with the monthly maturities specified in the lease agreements entered into by CRIP and qualified tenants. For the year ended December 31, 2002, the Company recorded interest income of $1.0 million.

         The Company, through the acquisition of the Advisor on September 1, 1999, provides certain services relating to management of parties affiliated with the Company's Chairman and their properties pursuant to management agreements. Under these agreements, the Company is responsible for collecting rental payments, inspecting the properties and the tenants' books and records, assisting in responding to tenant inquiries and notices and providing information to the related parties about the status of the leases and the properties. For these services, the related parties have agreed to pay the Company an annual fee. For the year ended December 31, 2002, the Company earned $2.3 million of such fees.

         During the year ended December 31, 2001, CNL Financial Group, Inc., an affiliate of the Company's Chairman, advanced $6.0 million to the Company in the form of a demand balloon promissory note. The loan bore interest at a rate of LIBOR plus 2.5 percent. During the year ended December 31, 2001, the Company converted the outstanding principal balance plus accrued interest under the advances into 359,722 shares of Company stock. During 2001, the Company also issued 220,000 shares to CNL Financial Group, Inc. in exchange for $3.7 million paid to the Company in cash. As of December 31, 2001, CNL Financial Group, Inc. had advanced an additional $2.7 million under the same terms as the previous advance. During 2002, CNL Financial Group, Inc. advanced an additional $7.5 million to the Company under the same terms of the previous advances. In June 2002, the Company converted the $10.3 million of outstanding principal plus accrued interest under the advances into 604,177 shares of stock. During September 2002 the Company also issued 569,177 additional shares to CNL Financial Group, Inc. in exchange for $9.75 million paid to the Company in cash. As of December 31, 2002, CNL Financial Group, Inc. had advanced an additional $4.25 million to the Company under the same terms of the previous advances.

         In order to ensure that the Company could maintain its historical level of distributions to its stockholders, the Company's Chairman, through CNL Financial Group, Inc., purchased 1,173,354 shares of the Company's stock in exchange for $20.1 million in cash, including the conversion of amounts previously treated as advances. Also, the Chairman advanced to the Company $4.2 million in December 2002. The Company's Chairman was under no obligation to do so. Should the Company's Chairman determine not to purchase additional shares or loan additional funds to the Company, and the Company does not generate adequate cash flow from other sources, the Company may have to reduce the distribution rate.

         In September 2002, the Company acquired a portfolio of 109 real estate properties, which have been classified as held for sale, for approximately $117 million by acquiring all of the limited partner and general partners interests in CNL Net Lease Investors, LP, ("NLI"). The Chairman of the Board and Vice Chairman of the Board of Directors of the Company, through an affiliate, owned the .01% general partner interest in NLI prior to the acquisition by the Company and agreed to waive their rights to benefit from the transaction. During 2002, the Company sold 22 properties to several of the CNL Income Funds, which are affiliates of the Chairman and Vice Chairman of the Board of Directors of the Company, for $25.9 million and recorded losses of $0.9 million.

         During the year ended December 31 2002, a tenant and borrower of the Company assigned loans in the amount of $7.5 million to Restaurants Acquisitions I, LLC, an affiliate of the Company. The Company agreed to the assignment and advanced an additional $3.6 million to the affiliate in exchange for an $11.1 million participating note. The note bears interest at a rate of ten percent per annum and matures on May 1, 2014. The participating note entitles the Company to receive a percentage of all cash flows generated by the borrower on a quarterly basis until the note matures.


                              INDEPENDENT AUDITORS

         Upon recommendation of and approval by the Board, including the Independent Directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

         The following table outlines the fees paid or accrued by the Company for the audit and other services provided by PriceWaterhouseCoopers LLP for 2002.

         Audit Fees (1)                                                $205,000
         All Other Fees (2)                                             346,000

         Total                                                         $551,000

         (1) Audit services of PriceWaterhouseCoopers LLP for 2002 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements.
         (2)  All Other Fees relates to tax consulting and compliance services.

         The Audit Committee of the Board of Directors has considered whether the provision of the services described under the captions "Financial Information Systems Design and Implementation" and "All Other Fees" is consistent with maintaining the independence of PricewaterhouseCoopers LLP.


                                  OTHER MATTERS


         The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he, she or they determine to be in the best interests of the Company.


                        PROPOSALS FOR NEXT ANNUAL MEETING


         Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2003 has to be received at the Company's office at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, no later than December 19, 2003.

         Under the Company's bylaws, a stockholder must comply with certain procedures to nominate directors or to propose other matters to be considered at an annual meeting of stockholders. These procedures provide that the stockholders desiring to make nominations for directors or to bring a proper subject before a meeting must do so by notice timely delivered to the Company's Secretary. To be timely, the Secretary must receive the notice at the Company's principal executive offices not less than 60 days nor more than 90 days before the anniversary of the preceding year's annual meeting of stockholders. In the case of the Company's annual meeting of stockholders in 2004, the Company's Secretary must receive notice of any such proposal no earlier than March 28, 2004, and no later than April 27, 2004 (other than proposals intended to be included in the proxy statement and form of proxy which, as noted above, have to be received by December 19, 2003). Generally, such notice must set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and the class and number of Company Shares which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements imposed by the bylaws shall be disregarded. A copy of the bylaws may be obtained without charge on written request addressed to CNL American Properties Fund, Inc., Attn. Corporate Secretary, CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.



                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2002, accompanies this Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ Steven D. Shackelford

                                          Steven D. Shackelford
                                          Secretary

April 28, 2003
Orlando, Florida



           TELEPHONE                                 INTERNET                                   MAIL
        1-888-216-1317                    https://www.proxyvotenow.com/cnl
                                                                                    Mark,  sign  and  date  your
Use  any  touch-tone  telephone  OR       Use the  Internet  to vote your  OR       proxy  card and return it in
to vote your  proxy.  Have your           proxy.  Have your proxy card in           the  postage  paid  envelope
proxy  card  in hand  when  you           hand  when you  access  the web           provided.   Make   sure  the
call.  You will be  prompted to           site.  You will be  prompted to           pre-printed   address  shows
enter  your   control   number,           enter  your   control   number,           through     the     envelope
located in the box  below,  and           located  in the box  below,  to           window.  Please  do not mail
then    follow    the    simple           create an electronic vote.                additional   cards   in  the
directions.                                                                         same return envelope.



                          IMPORTANT: READ REVERSE SIDE
      DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

-------------------------------------------------------------------------------------------------------------------------------


[ ]       Mark, Sign, Date and          |X|  Votes must be indicated
          Return                             (x) in Black or Blue
          the Proxy Card Promptly            ink.
          Using the Enclosed
          Envelope.



 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

 1. Election of Five Directors:          2.  Proposal to approve an amendment to
                                             the Company's Articles                       FOR   AGAINST  ABSTAIN
    [ ]FOR  [ ]WITHOLD  [ ] *EXCEPTIONS      of the Incorporations to change the          [ ]      [ ]     [ ]
       ALL     FOR ALL                       Company's name to
                                             CNL Restaurant Properties, Inc.
 Nominees: (01) Robert A. Bourne;        3.  Proposal to approve an amendment to
           (02) G. Richard Hostetter;        the Company's Articles                       [ ]      [ ]     [ ]
           (03) Richard C. Huseman;          of Incorporation to provide for the
           (04) J. Joseph Kruse;             indemnification of the
           (05) James M. Seneff, Jr.         Company's officers, directors,
                                             employees and agents to the
                                             extent permitted by Maryland law.
(Instructions: To withhold authority     4.  Proposal to approve an amendment to
to vote for any individual nominee(s),       the Company's Articles                       [ ]      [ ]     [ ]
mark the "*Exceptions" box and write         of Incorporation to expand the class
the nominee's name on the following          of investors for whom the
blank line.)                                 Company can waive common and
                                             preferred stockholder
                                             ownership limitations.

*Exceptions
            ---------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



                                                                                   ...........................................



                                                                                   SCAN LINE

                                                                                   ...........................................

                                                                       IMPORTANT: Please sign exactly as name appears hereon.
                                                                       Joint owners should each sign personally.
                                                                       Trustees and others signing in a representative or
                                                                       fiduciary capacity should indicate their full titles in
                                                                       such capacity.

                                                         Date    Owner sign here      Co-Owner sign here

                                                         ------- -----------------    ----------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

                       CNL AMERICAN PROPERTIES FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy will be voted as directed. If no direction is given, it will be voted
"FOR" the matters stated.

The  signatory  on the  reverse  side of this card,  the  "Stockholder",  hereby appoints  James M.  Seneff,  Jr.  and  Robert A.  Bourne,  and each of them,  as proxies,  with full power of  substitution in each, to vote all shares of common
stock  of  CNL  American   Properties  Fund,  Inc.,  the  "Company,"  which  the
Stockholder  is entitled to vote, at the Annual Meeting of  Stockholders  of the
Company  to be  held  on June  26,  2003,  at 3:00  p.m.,  local  time,  and any adjournment  thereof,  on all matters set forth in the Notice of Annual  Meeting and Proxy Statement,  dated April 28, 2003, a copy of which has been received by the Stockholder.


[ ]   I plan to attend the Annual Meeting.                              CNL AMERICAN PROPERTIES FUND, INC.
                                                                        P.O. BOX 11245
                                                                        NEW YORK, NY  10203-0245
[ ]   To change your address, please mark this box
      and write it on the line below.



For your convenience, vote your proxy by telephone or the Internet. And most importantly...

Please vote!



         Read the Enclosed Materials...
         Enclosed is the following information for the CNL American Properties Fund, Inc. Annual Meeting of
         Stockholders:
|X|      2002 Annual Report
|X|      Proxy Statement that describes the proposals being voted
|X|      Proxy Card

         Vote by Telephone...
         For your convenience, you may vote by telephone.  Please refer to the proxy card for instructions and your control number.
         ...Or Vote over the Internet
         Open the web page:  https://www.proxyvotenow.com/cnl
         and follow the online instructions to cast your vote.  Your control number is located on the proxy card.
         ...Or Complete the Proxy Card and Return by Mail
         On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided.  Please note, all parties must sign.

         For Assistance...
         If you have any questions or need assistance in completing your proxy card, please call our information agent, N.S. Taylor & Associates, Inc., toll free at 1-866-588-8700.

         Please Vote...
         We encourage you to cast your vote promptly, so we can avoid additional costs soliciting your vote.
         If you voted by telephone or the Internet, please DO NOT mail back the proxy card.

         Thank You!
         We appreciate your participation and support.  Again, please be sure to vote.
         Your vote is important!



CNL AMERICAN PROPERTIES FUND, INC.
Investor Relations
CNL Center at City Commons
450 South Orange Avenue
Orlando, Florida 32801-3336
tel(407) 650-1000 (866) 650-0650
www.cnlonline.com